SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2007


                       MEDSTRONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-33035               95-4855709
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


            255 Northeast 6th Avenue, Delray Beach, FL        33483
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            (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (561) 274-4894


               313 Northeast Third Street, Delray Beach, FL 33444
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           Former name or former address, if changed since last report

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

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Changes in Our Board of Directors

At a meeting of the Board of Directors of the Company held on January 17, 2007, Mr. Stephen J. Bartkiw was elected to our Board of Directors to fill a vacancy on the Board and was appointed as our President and Chief Executive Officer. Mr. Gary Schultheis, President and Chief Executive Officer prior to this Board meeting, was then elected Chairman of the Board of Directors. At a subsequent Board of Directors meeting held on January 23, 2007, our Board elected Mark J. Minkin as a director to fill a vacancy on the Board, and appointed Mr. Minkin as Senior Vice President of Marketing and corporate Secretary. Mr. Robert M. Cohen, who had held the office of Secretary prior to this meeting, was appointed as an Assistant Secretary.

Stephen J. Bartkiw has been a director since 2001 of Playcentric Corporation, Toronto, Ontario, whose business is online marketing management. From 2000 to the present, Mr. Bartkiw has been President of JAB Interactive, LLC, Delray Beach Florida, which is engaged in interactive services consulting, and from 2003 to the present has been a Managing Member of Trackside Brothers, LLC, Delray Beach, Florida, which is involved in commercial real estate investments. From 2001 to 2003, Mr. Bartkiw was a director of CTI Group, Indianapolis, Indiana, a provider of interactive, online billing and communication management solutions. From 1995 to 2001, Mr. Bartkiw was the founder and Chief Executive Officer of AOL Canada Inc., Toronto, Ontario and Dulles, Virginia, a provider of online services.

Mark J. Minkin has been a director since 2001 of Playcentric Corporation, Toronto, Ontario, in the business of online marketing management, and from 2003 to the present has been a Managing Member in Trackside Brothers, LLC, Delray Beach, Florida, which is involved in commercial real estate investments. Mr. Minkin was a Senior Vice President with Redgate Communications Corp., Vero Beach, Florida, from 1993 to 1994, when it was acquired by America Online, Inc.
(AOL), Vienna, Virgina. From 1995 to 1996, Mr. Minkin was Vice President, Advertising Services for AOL, and from 1996 to 2001 he was Vice President/Managing Director, New Market Development for AOL International, Dulles, Virginia.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MEDSTRONG INTERNATIONAL CORPORATION


                                    By: /s/ Stephen J. Bartkiw
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                                        Stephen J. Bartkiw,
                                        Chief Executive Officer

                                        Date: January 23, 2006